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                                                                   Exhibit 10.40

This Lease, dated the                   15th   day of    JULY        1996
Between

     DEBRA CAMPBELL              hereinafter referred to as the Landlord, and

Parties                 Geerlings and Wade, Inc. hereinafter referred to as the
                   Tenant, WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the County of Tolland and the State of Conn.


Premises                Northfield Commons, 64 Field Road Unit 2E, Somers, Conn.

Term                    The term of this demise shall be for 5 years beginning
                   August 1 1996 and ending July 30, 2001

Rent                    The rent for the demised term shall be ($ 57,000.00 ),
                   which shall accrue at the yearly rate of $950.00 per month or 11,400.00 per year

                        The said rent is to be payable monthly in advance on the
                   first day of each calendar month for the term hereof, in instalments as follows:

Payment of Rent         950.00 per month including all common area maintenance,
                   taxes and insurance which are the Landlords responsibility.

                   at the office of or as may be otherwise directed by the Landlord in writing

                   THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

Peaceful                First.--The Landlord covenants that the Tenant, on
Possession         paying the said rental and performing the covenants and
                   conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

                        Second.--The Tennant covenants and agrees to use the
                   demised premises as a Premise will be used for warehouse space and retail sales as permitted by law.

Purpose and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

Default in              Third.--The Tenant shall, without any previous demand
Payment of Rent    therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of
Abandonment of     the non-payment of said rent, or any instalment thereof, at
Premises           the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or
Re-entry and       if the Tenant shall be dispossessed for non-payment of rent,
Reletting by       or if the leased premises shall be deserted or vacated, the
Landlord           Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force
Tenant Liable for  or otherwise, without being liable for any prosecution or
Deficiency         damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as
Lien of Landlord   shall be satisfactory to the Landlord, and all rights of the
to Secure          Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease.
                   For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting.

Performance              The Tenant agrees to pay, as additional rent, all
Attorney's Fees    attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and         Fourth--The Tenant shall not sub-let the demised
Assignment         premises nor any portion thereof, nor shall this lease be
                   assigned by the Tenant without the prior written consent of the Landlord endorsed hereon. "Such landlord's approval shall not be reasonable withheld."



Condition of            Fifth--The Tenant has examined the demised promises, and
Premises,          accepts them in their present condition (except as otherwise
Repairs            expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the











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Alterations and    prior written consent of the Landlord. All erections,
Improvements       alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises
Sanitation,        either by the Landlord or the Tenant, except furniture or
Inflammable        movable trade fixtures installed at the expense of the
Materials          Tenant, shall be the property of the Landlord and shall
                   remain upon and be surrendered with the premises as a part
Sidewalks          thereof at the termination of this Lease, without
                   compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter.

                           Sixth.--In the event that any mechanics' lien is
Mechanics'         filed against the premises as a result of alterations,
Liens              additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

                           Seventh.--The Tenant agrees to replace at the
Glass Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

                           Eighth.--The Landlord shall not be responsible for
Liability of       the loss of or damage to property, or injury to persons,
Landlord           occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises, "except for landlord's negligence or willful misconduct"

                           Ninth.--Utilities and services furnished to the
Services and       demised premises for the benefit of the Tenant shall be
Utilities          provided and paid for as follows: water by the landlord; gas by the tenant; electricity by the tenant; heat by the tenant;
                   refrigeration by the tenant; hot water by the tenant.



                   The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

                           Tenth.--The Landlord, or its agents, shall have the
Right to Inspect   right to enter the demised premises at reasonable hours in
and Exhibit        the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof
                   (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

                           Eleventh.--In the event of the destruction of the
Damage by Fire,    demised premises or the building containing the said premises
Explosion,         by fire, explosion, the elements or otherwise during the term
The Elements or    hereby created, or previous thereto, or such partial
Otherwise          destruction thereof as to render the premises wholly
                   untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repair shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

                           Twelfth.--The Tenant agrees to observe and comply
Observation        with all laws, ordinances, rules and regulations of the
of Laws,           Federal, State, County and Municipal authorities applicable
Ordinances,        to the business to be conducted by the Tenant in the demised
Rules and          premises. The Tenant agrees not to do or permit anything to
Regulations        be done in said premises, or keep anything therein, which
                   will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

                           Thirteenth.--No sign, advertisement or notice shall
Signs be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord.

                           Fourteenth.--This lease is subject and is hereby
Subordination      subordinated to all present and future mortgages, deeds of
to Mortgages       trust and other encumbrances affecting the demised premises
and Deeds          or the property of which said premises are a part. The Tenant
of Trust           agrees to execute, at no expense to the Landlord, any
                   instrument which may be deemed necessary or desirable by the
                   Landlord to further effect the subordination of this lease to
Sale of            any such mortgage, deed of trust or encumbrance.
Premises
                           Sixteenth.--The rules and regulations regarding the
Rules and          demised premises, affixed to this lease, if any, as well as
Regulations of     any other and further reasonable rules and regulations which
Landlord           shall be made by the Landlord, shall be observed by the
                   Tenant and by the Tenant's employees, agents and customers.
                   The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease.
                   Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of               Seventeenth.--In case of violation by the Tenant of
Covenants,         any of the covenants, agreements and conditions of this
Forfeiture of      lease, or of the rules and regulations now or hereafter to be
Lease, Re-entry    reasonably established by the Landlord, and upon failure to
by Landlord        discontinue such violation within ten days after notice
                   thereof given to the Tenant, this lease shall thenceforth, at
Non-waiver         the option of the Landlord, become null and void, and the
of Breach          Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such
                   violation as aforesaid. No waiver by the Landlord of any
                   violation or breach of condition by the Tenant shall
                   constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.
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Notices                 Eighteenth.--All notices and demands, legal or
                   otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent be registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent or to such party or place as the Landlord may from time to time designate in writing. / Geerlings & Wade, 860 Turnpike St., Canton, MA 02021, Attn: Peter McAree

Bankruptcy              Nineteenth.--It is further agreed that if at any time
Insolvency,        during the term of this lease the Tenant shall make any
Assignment for     assignment for the benefit of creditors, or be decreed
Benefit of         insolvent or bankrupt according to law, or if a receiver
Creditors          shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge may payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement of covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over            Twentieth.--In the event that the Tenant shall remain in
by Tenant          the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

Eminent Domain,         Twenty-first.--If the property or any part thereof
Condemnation       wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security                Twenty-second.--The Tenant has this day deposited with
                   the Landlord the sum of $ 400.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

Arbitration             Twenty-third.--Any dispute arising under this lease
                   shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

Delivery                Twenty-fourth.--No rights are to be conferred upon the
of Lease Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

                        Twenty-fifth.--The foregoing rights and remedies are not
                   intended to be exclusive but as additional to all rights, and remedies the Landlord would otherwise have by law.

Lease Provisions        Twenty-sixth.--All of the terms, covenants and
Not Exclusive      conditions of this lease shall insure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto.
                   However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

Lease Binding           Twenty-seventh.--This lease and the obligation of Tenant
on Heirs,          to pay rent hereunder and perform all of the other covenants
Successors, Etc.   and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because
                   Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

                        Twenty-eighth.--This instrument may not be changed
                   orally.

         SEE RIDER ADDENDUM A.


       IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:                                          /s/ Debra Campbell    (SEAL)
                                            ----------------------------
     /s/ Leslie A. Varnerin             By    Geerlings & Wade, Inc.
---------------------------------           ----------------------------
         Leslie A. Varnerin              By      /s/ Peter F. McCree    (SEAL)
---------------------------------           ----------------------------
                                                      Tenant
                                               Peter F. McCree  8/1/96
                                               VP & CFO

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                               RIDER ADDENDUM A



Landlords agree to the following terms pursuant to the lease agreement:

 . Landlord's, as individual owners of 64 Field Road Units 2C, 2D, 2E, and 2F agree that all demolition and alteration costs performed in accordance with Tenant specifications will be uniformly borne by the Landlords.

 .  $1,000 alteration allowance to be granted to tenant upon signing of lease






Signed:



/s/ Deborah Campbell
-----------------------------------
Deborah Campbell



-----------------------------------
George Ramsey



-----------------------------------
Simon Champagne